Operating Revenue by Geographic Location (Tables)	12 Months Ended
Dec. 31, 2021
Operating Revenue by Geographic Location
Schedule of operating revenue by geographic location

Operating revenue by geographic location of the customers for the years ended December 31, was as follows (in thousands):

Continent	2021	2020	2019
Australia—Asia	$323,172	$203,991	$222,328
Europe	338,124	242,704	211,312
America	28,209	14,899	13,604
Total Revenue	$689,505	$461,594	$447,244